SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 AMENDMENT NO. 1
                                       to
                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 3, 2004


                        Commission File Number: 0-50290

                               Cove Apparel, Inc.
                               ------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                                95-4891903
------                                                                ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

1003 Dormador, Suite 21, San Clemente, California                          92672
-------------------------------------------------                          -----
(Address of principal executive offices)                              (Zip Code)



                                  949.218.1795
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


                                  949.240.3040
                                  ------------
           (Registrant's Former Telephone Number, Including Area Code)

ITEM 4. CHANGES IN THE REGISTRANT'S CERTIFYING PUBLIC ACCOUNTANT


Effective February 3, 2004, Cove Apparel, Inc. (the "Registrant") dismissed Stonefield Josephson, Inc. which audited the Registrant's financial statements for the fiscal years ended September 30, 2002 and 2003, with Hall & Co. to act as the Registrant's independent chartered accountants. The reports of Stonefield Josephson, Inc. for these fiscal years did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles except as described herein. The report of Stonefield Josephson, Inc. for these fiscal years was qualified with respect to uncertainty as to the Registrant's ability to continue as a going concern. During the Registrant's two most recent fiscal years and the period from the end of the most recently completed fiscal year through February 3, 2004, the date of dismissal, there were no disagreements with Stonefield Josephson, Inc. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Stonefield Josephson, Inc. would have caused it to make reference to such disagreements in its reports.


The Registrant's unaudited financial statements for the quarter ended December 31, 2003, will be reviewed by Hall & Co. Stonefield Josephson, Inc. was not involved in any way with the review of the unaudited financial statements for the quarter ended December 31, 2003. The Registrant has authorized Stonefield Josephson, Inc. to discuss any matter relating to the Registrant and its operations with Hall & Co.

The change in the Registrant's auditors was recommended and approved by the board of directors of the Registrant since the Registrant does not have an audit committee.

During the two most recent fiscal years and subsequent interim period, the Registrant did not consult with Hall & Co. regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

Stonefield Josephson has reviewed the disclosures contained in this 8-K report. The Registrant has advised Stonefield Josephson that it has the opportunity to furnish the Registrant with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Registrant's disclosures herein, or stating any reason why Stonefield Josephson does not agree with any statements made by the Registrant in this report. Stonefield Josephson has advised the Registrant that nothing has come to its attention which would cause it to believe that any such letter was necessary.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

INDEX TO EXHIBITS
-----------------


16.1 Letter from the Registrant's former auditors confirming the information in
Item 4 dated February 4, 2004.*

* Included in Form 8-K filed February 5, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               Cove Apparel, Inc.


May 4, 2004                      By:      /s/  Kevin Peterson
                                               ---------------------------------
                                               Kevin Peterson, President and
                                               Chief Executive Officer